Exhibit 32.1

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     Each of the undersigned officers of Patient Infosystems, Inc. (the "Company"), certifies that:

(1) the Quarterly Report on Form 10-QSB of the Company for the three and six month periods ended June 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:   August 16, 2004                   /s/Roger L. Chaufournier
      ---------------------                ------------------------------------
                                            Roger L. Chaufournier
                                            Chief Executive Officer


Dated:   August 16, 2004                   /s/Kent A. Tapper
      ---------------------                ------------------------------------
                                            Kent A. Tapper
                                            Vice President, Financial Planning
                                            (principal accounting officer)

     This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.